Securities and Exchange Commission
                             Washington, D.C. 20549

                             ----------------------

                                   Form 8-K/A
                                (First Amendment)

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ----------------------



        Date of Report (date of earliest event reported): April 12, 2002

                                 Decorize, Inc.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                     001-31260                  43-1931810
------------------------       ------------------------     --------------------
(State of Incorporation)       (Commission File Number)        (IRS employer
                                                             identification no.)

            211 S. Union Street, Suite F, Springfield, Missouri 65802
            ----------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's Telephone Number, Including Area Code: (417) 879-3326


                            Exhibit Index on page 4.

     This Form 8-K/A amends the registrant's current report on Form 8-K filed by the registrant on April 12, 2002, with respect to the registrant's change in independent public accountants.

Item 4. Changes in Registrant's Certifying Accountant.

     The letter from Kirkpatrick, Phillips & Miller, CPA's, P.C. (the "Former Accountants") stating whether the Former Accountants are in agreement with the statements contained in this Form 8-K is attached hereto as an Exhibit.

Item 7. Financial Statements and Exhibits.

     (C)  Exhibits.

          16.1 Letter from Kirkpatrick, Phillips & Miller, CPA's, P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DECORIZE, INC.



Date: May 24, 2002                          By:     /s/ Alex Budzinsky
                                                 ------------------------------
                                            Name:  Alex Budzinsky
                                            Title: Executive Vice President and
                                                     Chief Financial Officer

                                  Exhibit Index


     16.1   Letter regarding change in certifying accountant.


                                       4